UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 22, 2004

DADE BEHRING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50010	36-3989270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Deerfield Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(847) 267-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(b).   Resignation of Registrant’s Director.

On November 19, 2004, Bradley G. Pattelli resigned from his position as a member of the Board of Directors of Dade Behring Holdings, Inc. Mr. Pattelli was a member of the Board of Directors Audit Committee.  The independent directors continuing as members of the Board’s Audit Committee are Richard W. Roedel, Chairperson, N. Leigh Anderson, Ph.D. and Samuel K. Skinner.

Item  9.01.        Exhibits.

(c)                      Exhibits.

99.1	Press Release dated November 19, 2004, announcing the resignation by Bradley G. Pattelli from the Board of Directors of Dade Behring Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DADE BEHRING HOLDINGS, INC.

November 22, 2004	By:	/s/ JOHN M. DUFFEY
John M. Duffey
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits:
Exhibit 99.1	Press release dated November 19, 2004, announcing the resignation by Bradley G. Pattelli from the Board of Directors of Dade Behring Holdings, Inc.